Exhibit-32
                                CERTIFICATION OF
                           PRINCIPAL EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-QSB (the "Report") of Inamco International Corp. (the "Company") for the quarter ended September 30, 2003, I, Varges George, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-QSB for the period ended September 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-QSB for the period ended September 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Inamco
         International Corp.


/s/  Varges George
------------------
Varges George
Chief Executive Officer and Chief Financial Officer

November 19, 2003



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